UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2013
 Starbucks Corporation
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of Principal Executive Offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of Starbucks Corporation (the “Company”) held on March 20, 2013 (the “2013 Annual Meeting”), the Company's shareholders approved an amendment and restatement of the 2005 Long-Term Equity Incentive Plan (the “Plan”), including an increase in the number of authorized shares under the Plan. The Board of Directors of the Company (the “Board”) had previously adopted the amended and restated Plan on December 12, 2012, subject to shareholder approval.
The amendments to the Plan were: (1) an increase in the number of shares authorized for issuance under the Plan by 45 million shares, (2) an extension of the term of the Plan by 10 years, and (3) certain other administrative changes. The foregoing summary of the Plan amendments is qualified in its entirety by reference to Appendix A to the Company's definitive proxy statement filed with the Securities and Exchange Commission on January 25, 2013 (the “Proxy Statement”) which is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2013 Annual Meeting, the Company's shareholders voted on (1) the election of 12 directors nominated by the Board to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and qualified, (2) an advisory resolution to approve executive compensation, (3) an amendment and restatement of the Plan, including an increase in the number of authorized shares under the Plan, (4) the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 29, 2013, and (5) a shareholder proposal to prohibit political spending.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1: Election of Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Howard Schultz	514,047,145	15,090,509	2,614,629	116,485,582
William W. Bradley	529,367,779	1,381,080	1,003,424	116,485,582
Robert M. Gates	529,298,061	1,459,468	994,754	116,485,582
Mellody Hobson	525,520,092	5,264,917	967,274	116,485,582
Kevin R. Johnson	520,846,073	9,817,429	1,088,781	116,485,582
Olden Lee	520,507,773	10,193,703	1,050,807	116,485,582
Joshua Cooper Ramo	527,993,149	2,718,041	1,041,093	116,485,582
James G. Shennan, Jr.	515,707,064	14,982,339	1,062,880	116,485,582
Clara Shih	528,140,588	2,633,467	978,228	116,485,582
Javier G. Teruel	520,832,748	9,797,722	1,121,813	116,485,582
Myron E. Ullman, III	520,871,574	9,838,436	1,042,273	116,485,582
Craig E. Weatherup	526,044,991	4,653,071	1,054,221	116,485,582

Proposal 2: Advisory Resolution to Approve Executive Compensation	Votes For	Votes Against	Abstentions	Broker Non-Votes
	384,752,383	145,192,112	1,807,788	116,485,582

Proposal 3: Approval of Amended and Restated 2005 Long-Term Equity Incentive Plan, including an increase in the number of authorized shares under the plan	Votes For	Votes Against	Abstentions	Broker Non-Votes
	488,922,337	41,287,248	1,542,698	116,485,582

Proposal 4: Ratification of Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ended September 29, 2013	Votes For	Votes Against	Abstentions
	638,549,671	7,999,524	1,688,670

Proposal 5: Shareholder Proposal to Prohibit Political Spending	Votes For	Votes Against	Abstentions	Broker Non-Votes
	19,812,805	499,870,464	12,069,014	116,485,582

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 22, 2013
	By:	/s/ Lucy Lee Helm
Lucy Lee Helm
executive vice president, general counsel and secretary